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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                February 1, 2000


                              LARSCOM INCORPORATED
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                          ----------------------------
                 (State or other jurisdiction of incorporation)



        001-12491                                  94-2362692
  ---------------------               ------------------------------------
  (Commission File No.)               (IRS Employer Identification Number)


                              1845 McCandless Drive
                           Milpitas, California 95035
                          ----------------------------
                    (Address of principal executive offices)


                                 (408) 941-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

          Larscom Incorporated issued a press release on February 1, 2000 regarding the appointment of Richard E. Pospisil to its board of directors. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

          99.1      Press Release dated February 1, 2000.



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2000          LARSCOM INCORPORATED



                                  By: /s/ Donald W. Morgan
                                      ------------------------------------
                                      Donald W. Morgan
                                      Vice President and Chief Financial Officer



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                                INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                            DESCRIPTION
   99.1                 Press release dated February 1, 2000.

